Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 of Community West Bancshares fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,




/s/ Michael A. Alexander
------------------------
Michael A. Alexander
President and Chief Executive Officer


/s/ Charles G. Baltuskonis
--------------------------
Charles G. Baltuskonis
Executive Vice President and Chief Financial Officer

Dated:  November 7, 2003




A signed copy of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.


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